                                                                   Exhibit 10.26


                                 AMENDMENT NO. 6

                            Dated as of June 29, 2001

                                       to

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 19, 1998

          THIS AMENDMENT NO. 6 ("Amendment") is made as of June 29, 2001 by and among IFR SYSTEMS, INC. (the "Borrower"), the financial institutions parties hereto as Lenders, and BANK ONE, NA, formerly known as THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as contractual representative (the "Agent") under that certain Amended and Restated Credit Agreement dated as of March 19, 1998 by and among the Borrower, the Lenders and the Agent, as amended by an Amendment No. 1 and Waiver dated as of November 3, 1998, an Amendment No. 2 dated as of March 31, 1999, an Amendment No. 3 dated as of June 25, 1999, an Amendment No. 4 dated as of October 15, 1999 and an Amendment No. 5 dated as of June 15, 2000 (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects, and the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein, it being expressly understood that the modifications set forth herein shall in no event constitute a waiver by the Lenders or the Agent of any breach of the Credit Agreement or any of the Lenders' or Agent's rights or remedies with respect thereto;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following modifications to the Credit Agreement:

1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in SECTION 2 below, the Credit Agreement is hereby amended as follows:

     1.1. SECTION 1.1 of the Credit Agreement is amended to delete the definition of "REVOLVING LOAN TERMINATION DATE" in its entirety, and to substitute the following therefor:

     "REVOLVING LOAN TERMINATION DATE" MEANS SEPTEMBER 30, 2002.


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     1.2. SECTION 1.1 of the Credit Agreement is amended to delete the definition of "TRANCHE A TERM LOAN TERMINATION DATE" in its entirety, and to substitute the following therefor:

     "TRANCHE A TERM LOAN TERMINATION DATE" MEANS SEPTEMBER 30, 2002.

     1.3. SECTION 1.1 of the Credit Agreement is amended to delete the definition of "TRANCHE B TERM LOAN TERMINATION DATE" in its entirety, and to substitute the following therefor:

     "TRANCHE B TERM LOAN TERMINATION DATE" MEANS SEPTEMBER 30, 2002.

     1.4. The second sentence (including the amortization table) set forth in
          SECTION 2.1(D)(i) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

     THE INSTALLMENTS FOR THE PERIOD COMMENCING ON SEPTEMBER 31, 1998 AND CONTINUING THEREAFTER SHALL BE IN THE AGGREGATE AMOUNTS SET FORTH BELOW:


                                            TRANCHE A TERM LOAN
                  INSTALLMENT DATE          INSTALLMENT AMOUNT
                  ----------------          ------------------
                  SEPTEMBER 30, 1998        $ 750,000
                  DECEMBER 31, 1998         $ 750,000
                  MARCH 31, 1999            $ 750,000
                  JUNE 30, 1999             $ 750,000

                  SEPTEMBER 30, 1999        $1,000,000
                  DECEMBER 31, 1999         $1,000,000
                  MARCH 31, 2000            $1,000,000
                  JUNE 30, 2000             $1,000,000

                  SEPTEMBER 30, 2000        $1,250,000
                  DECEMBER 31, 2000         $1,250,000
                  MARCH 31, 2001            $1,250,000

     EACH QUARTERLY INSTALLMENT FOR THE PERIOD COMMENCING ON JUNE 30, 2001 AND THEREAFTER THROUGH THE FISCAL QUARTER ENDING ON JUNE 30, 2002 SHALL BE IN AN AMOUNT EQUAL TO $500,000, AND THE THEN OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE A TERM LOANS, IF ANY, SHALL BE DUE AND PAYABLE ON THE TRANCHE A TERM LOAN TERMINATION DATE.

     1.5. The first two sentences (including the amortization table) set forth in SECTION 2.1(F)(i) of the Credit Agreement is deleted in its entirety, and the following is substituted therefor:

     THE TRANCHE B TERM LOANS SHALL BE REPAID IN TWELVE (12) INSTALLMENTS, PAYABLE IN AN AMOUNT EQUAL TO $125,000 ON THE LAST BUSINESS DAY OF EACH FISCAL QUARTER OF THE BORROWER FOR THE PERIOD COMMENCING ON SEPTEMBER 31, 1998 AND CONTINUING THEREAFTER THROUGH THE FISCAL QUARTER ENDING ON MARCH 31, 2001, AND THE THEN OUTSTANDING PRINCIPAL BALANCE OF THE TRANCHE B TERM LOANS, IF ANY, SHALL BE DUE AND PAYABLE ON THE TRANCHE B


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     TERM LOAN TERMINATION DATE, AND THE TRANCHE B TERM LOANS SHALL BE
     PERMANENTLY REDUCED BY THE AMOUNT OF EACH INSTALLMENT ON THE DATE PAYMENT THEREOF IS MADE HEREUNDER.

     1.6. Section 7.4(B) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:

          (B) MAXIMUM LEVERAGE RATIO. THE BORROWER SHALL NOT PERMIT THE RATIO (THE "LEVERAGE RATIO") OF (i) THE SUM OF (A) INDEBTEDNESS FOR BORROWED MONEY AND (B) CAPITALIZED LEASE OBLIGATIONS TO (ii) EBITDA TO BE GREATER
     THAN:

          (i)  6.25 TO 1.00 FOR THE FISCAL QUARTER ENDING JUNE 30, 2001; AND

          (ii) 6.75 TO 1.00 FOR THE FISCAL QUARTER ENDING SEPTEMBER 30, 2001;
     AND

          (iii) 7.00 TO 1.00 FOR THE FISCAL QUARTER ENDING DECEMBER 31, 2001;
     AND

          (iii) 6.50 TO 1.00 FOR THE FISCAL QUARTER ENDING MARCH 31, 2002; AND

          (vii) 4.75 TO 1.00 FOR EACH FISCAL QUARTER THEREAFTER UNTIL THE TERMINATION DATE.

     THE LEVERAGE RATIO SHALL BE CALCULATED, IN EACH CASE, DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER BASED UPON (A) FOR INDEBTEDNESS FOR BORROWED MONEY AND CAPITALIZED LEASE OBLIGATIONS, INDEBTEDNESS FOR BORROWED MONEY AND CAPITALIZED LEASE OBLIGATIONS AS OF THE LAST DAY OF EACH SUCH FISCAL QUARTER; AND (B) FOR EBITDA, THE ACTUAL AMOUNT FOR THE FOUR-QUARTER PERIOD ENDING ON SUCH DAY.

     1.7. Section 7.4(B) of the Credit Agreement is hereby deleted in its entirety, and the following is substituted therefor:

          (D) CAPITAL EXPENDITURES. THE BORROWER WILL NOT, NOR WILL IT PERMIT ANY SUBSIDIARY TO, EXPEND, OR BE COMMITTED TO EXPEND, FOR CAPITAL EXPENDITURES IN THE ACQUISITION OF FIXED ASSETS IN ANY FISCAL YEAR, ON A NON-CUMULATIVE BASIS, IN THE AGGREGATE FOR THE BORROWER AND ITS SUBSIDIARIES, IN EXCESS OF

               (i) $5,500,000 FOR THE PERIOD FROM APRIL 1, 2000 THROUGH MARCH 31, 2001; AND

               (ii) $5,500,000 FOR THE PERIOD FROM APRIL 1 THROUGH MARCH 31 FOR EACH FISCAL YEAR THEREAFTER.

2. CONDITIONS OF EFFECTIVENESS. The effectiveness of this Amendment is subject to the conditions precedent that this Amendment shall be executed by the Borrower not later than June 29, 2001 and the Agent shall have received the following:

          (a) duly executed originals of this Amendment from the Borrower, the Required Lenders and the Agent;

          (b) duly executed originals of the Reaffirmation attached hereto from each Domestic Incorporated Subsidiary of the Borrower;

          (c) evidence satisfactory to the Agent that counsel to the Agent shall have received all unpaid fees and expenses incurred on or before the date hereof and payable pursuant to SECTION 10.7 of the Credit Agreement; and

          (d)  the Amendment Fee (as defined below); and

          (e) such other documents, instruments and agreements as the Agent may reasonably request.

Upon the satisfaction of the foregoing conditions precedent, this Amendment shall be deemed effective as of June 29, 2001 (the "Effective Date").

3. AMENDMENT FEE. Each Lender shall be entitled to an amendment fee (the "Amendment Fee") of 0.50% of such Lender's Commitment. The Amendment Fee shall be fully earned and due and payable by the Borrower on the date the Borrower executes this Amendment.

4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment.

5.   REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT.

          (a) Upon the effectiveness of SECTION 1 hereof, each reference to the Credit Agreement in the Credit Agreement and each other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 735 ILCS 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.


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


7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]



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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.



                                            IFR SYSTEMS, INC.


                                            By: ____________________________
                                            Name:
                                            Title:



                                            BANK ONE, NA (FORMERLY KNOWN AS THE
                                            FIRST NATIONAL BANK OF CHICAGO),
                                            as Agent and as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                            INTRUST BANK, N.A., as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                            THE BANK OF NOVA SCOTIA, as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                               SIGNATURE PAGE TO AMENDMENT NO. 6

                                            HARRIS TRUST AND SAVINGS BANK, as
                                            a Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                            THE ROYAL BANK OF SCOTLAND
                                            (SUCCESSOR IN INTEREST TO NATIONAL
                                            WESTMINSTER BANK PLC), as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                            UNION BANK OF CALIFORNIA, N.A., as a
                                            Lender


                                            By: ____________________________
                                            Name:
                                            Title:



                                            LLOYDS TSB BANK PLC, as a Lender


                                            By: ____________________________
                                            Name:
                                            Title:


                                            By: ____________________________
                                            Name:
                                            Title:



                                               SIGNATURE PAGE TO AMENDMENT NO. 6

                                  REAFFIRMATION

          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 6 to the Amended and Restated Credit Agreement dated as of March 19, 1998 by and among IFR Systems, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and Bank One, NA, formerly known as The First National Bank of Chicago, as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, as amended by an Amendment No. 1 and Waiver, an Amendment No. 2, an Amendment No. 3, an Amendment No. 4 and an Amendment No. 5, dated as of November 3, 1998, March 31, 1999, June 25, 1999, October 15, 1999 and June 15, 2000, respectively (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") which Amendment No. 6 is dated as of June 29, 2001 (the "AMENDMENT"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty, Security Agreement and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.



Dated:  June 29, 2001


                                       IFR AMERICAS, INC., formerly known as IFR
                                       Instruments, Inc.
                                       IFR FINANCE, INC.


                                       By __________________________
                                       Name:
                                       Title:



                                               SIGNATURE PAGE TO AMENDMENT NO. 6